VALIC Company I

(formerly, North American Funds Variable Product Series I)

Supplement

Dated January 2, 2002 to

Statement of Additional Information

Dated October 1, 2001

The fundamental investment restrictions shown in the Statement of Additional Information dated October 1, 2001, are hereby deleted in their entirety and replaced by the following, pursuant to a vote of shareholders, effective January 2, 2002:

Fundamental Investment Restrictions

Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration

All Funds except Health Sciences and Nasdaq-100 Index Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Diversification

All Funds except Health Sciences, International Government Bond, and the Nasdaq-100 Index Fund: Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Lending

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate

All Funds: No Fund may purchase or sell real estate except that each Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.